UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

DESTINATION MATERNITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21196	13-3045573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 Strawbridge Drive

Moorestown, NJ 08057

(Address of principal executive offices)

Registrant’s telephone number, including area code: (856) 291-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Information.

On November 1, 2018 at 9:30 a.m., EST, Destination Maternity Corporation (the “Company”) will host a conference call for the investor community using an investor presentation. The investor presentation is attached hereto as Exhibit 99.1. On November 1, 2018, the Company also issued a press release announcing details about the Company’s multiyear strategic plan. The press release is attached hereto as Exhibit 99.2.

The information contained in this Form 8-K and the Exhibits attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing under the Exchange Act unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation for the Destination Maternity Corporation Conference Call on November 1, 2018

99.2	Press Release of Destination Maternity Corporation, dated November 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: November 1, 2018	DESTINATION MATERNITY CORPORATION

	By:	/s/ Marla A. Ryan
Marla A. Ryan
Chief Executive Officer